SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2003

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-23433                  31-1557791
          --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

151 North Market Street, Wooster, Ohio                             44691
--------------------------------------                             -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 330-264-5767

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      On June 2, 2003, Wayne Savings Bancshares, Inc. (the "Company") issued a press release regarding the Company's 2003 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99 to this report.

Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

       Exhibit No.                    Description
       -----------                    -----------

           99                         Press release dated June 2, 2003


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      WAYNE SAVINGS BANCSHARES, INC.

DATE: June 2, 2003                    By: /s/ Charles F. Finn
                                          -------------------------------------
                                          Charles F. Finn
                                          Chairman, Chief Executive Officer and
                                          President


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